[GRAPHIC OMITTED]

                             NEW IRELAND FUND LOGO

                               [GRAPHIC OMITTED]

              COVER PHOTOGRAPH -- BALLYBUNION GOLF CLUB, CO. KERRY


                               SEMI-ANNUAL REPORT

                                 APRIL 30, 2002

              COVER PHOTOGRAPH -- BALLYBUNION GOLF CLUB, CO. KERRY

                    Provided courtesy of Irish Tourist Board.

                             LETTER TO SHAREHOLDERS

INTRODUCTION

     After a long period of weakness relative to the U.S. dollar, the euro, at last, began to strengthen during the quarter under review. This benefited the Fund's performance with its Net Asset Value (NAV) increasing, over the quarter, by 2.6% to $13.03. In the same period, the overall Irish equity index (ISEQ) declined by 2.75% in euro terms but increased by 1.8% in dollar terms. The Davy Irish Technology Index declined by 28.8% in euro terms and by 25.4% in dollar terms in the quarter, as operating conditions in the sector, both domestically and internationally, remain difficult.

     Global equity markets continue to be challenging and while Ireland cannot buck this trend, we remain confident that Ireland offers a range of high growth companies that will benefit the Fund over the medium term.

     In the first six months of the Fund's fiscal year, we continued to implement the Share Repurchase Program with 153,800 shares being repurchased and retired at a cost of $1,627,322. These repurchases represent a reduction of 2.99% of the shares outstanding at October 31, 2001 and have resulted in a positive impact on the Fund's NAV of 7 cents per share.

ECONOMIC REVIEW

     Most observers now agree that the global economy probably reached a bottom in the second half of 2001 and there is increasing evidence from the U.S. that economic growth has been re-established with the help of a sustained easing of monetary policy. In Ireland it is also clear that economic activity is improving.

     The IBEC/ESRI Irish Industrial Survey has seen expectations turn sharply positive in March and April 2002, as business confidence appears to be recovering. Industrial production showed a pick-up in activity with the volume increasing by 11.6% in the first quarter of 2002 as compared to the last quarter of 2001. This marked a reversal of the trend over the past number of quarters. It is hardly surprising that the industrial part of the Irish economy is recovering given its close linkages to the export sector and therefore the global economy.

     Economic indications are more mixed on the consumer side of the economy as retail sales remain somewhat sluggish. In the first three months of 2002, retail sales volumes increased by just 1.5% over year previous levels. Comparisons with 2001 are tough, particularly in key spending areas such as the auto sector, which continues to struggle in comparison to the years of 2000 and 2001 that reflected a surging economy.

     In the recent Irish General Election, the outgoing center-right government was re-elected and the market has broadly welcomed this, as it will retain a pro-investment policy environment. During the election campaign, slower economic growth and a more challenging fiscal situation were key issues as it was clear that booming tax revenues and huge budget surpluses were a thing of the past. The incoming government must now move quickly to slow the growth in spending to match lower revenue growth. However, one should not overstate the fiscal difficulties as Ireland's Debt/GDP ratio, at end 2001, stood at 36.6% which was the second lowest in the European Union.

EQUITY MARKET REVIEW

     The Irish stock market declined by 2.75% in euro terms over the quarter ended April 30, 2002, as global equity market conditions remained volatile.

                                         QUARTER ENDED APRIL 30, 2002
                                      LOCAL CURRENCY            U.S. $
                                      --------------            ------
Irish Equities (ISEQ)                      -2.75%                +1.8%
Davy Irish Tech Index                     -28.8%                -25.4%


S&P 500                                    -4.7%                 -4.7%
NASDAQ                                    -12.7%                -12.7%
UK Equities                                +0.6%                 +3.8%
Japanese Equities                         +11.4%                +16.0%


Euroland Equities                          -1.2%                 +3.5%
Neuer Markt                               -26.1%                -21.4%
German Equities                            -0.9%                 +3.7%
French Equities                             0.0%                 +4.7%
Dutch Equities                             +1.1%                 +5.8%

     The recent trend in stock markets continued into the quarter under review, as stocks remain volatile with positive trading days or weeks followed by periods of weakness. Earnings visibility and quality are key issues for investors in what has become a more uncertain investing environment.

     AIB recovered strongly from the trading loss at its U.S. subsidiary, Allfirst, as investors recognised its low valuation, the relative stability of the bank's earnings and the strength of its balance sheet. The stock rose by 12.8% in the quarter under review. The Fund disposed of its shareholding in Elan during the quarter, as we became increasingly concerned that the company's lack of credibility with investors would militate against the possibility of share price recovery, despite the recent share price decline. Management have not done enough to give us comfort that Elan's problems can be solved in the near term and we believe that we can find better value for shareholders in other stocks.

     The telecom and technology sectors remain in a severe bear market. The malaise in the Irish TMT sector was compounded with the failure of one of the Fund's unquoted investments, Spectel, to launch as a public company in May. This was particularly disappointing given that Spectel is profitable and operates in what appears to be a fast-growing niche sector. The company will regroup and we remain confident that it has a bright future.

     Given the difficulties in telecom and technology we have been slow to commit fund assets on a significant scale to these sectors and it is clear that secular changes are taking place in these industries. However, we believe that

Ireland retains competitive advantages in these sectors and that the long-term outlook will be positive once industry conditions improve. This confidence is reflected in a recent Deloitte Touche Tohmatsu survey that selected 43 Irish companies in their listing of 500 high-growth European technology companies. Having said this, given the realities of the investing environment, at this time we are focusing our efforts on the non-TMT growth opportunities in Ireland.

     The top four stocks in the Fund trade on an average P/E for 2002 of 13.5x (this includes AIB which is not listed below). Outside telecom and technology, there are a number of significant Fund holdings that are genuine growth companies, which appear compelling given their track record. The following table highlights some growth opportunities in the Fund:

                STOCK             MARKET       P/E         EPS        SALES
                                   CAP.        2002       GROWTH      GROWTH
                                 EURO (M)                  5YR         5YR
                                                         HISTORIC    HISTORIC
                -------------------------------------------------------------
         Kerry Group              2,831        14.4        13.9%       17.0%
         CRH                     10,044        14.6        25.5%       21.0%
         Jury's Doyle Hotel
           Group                    692        12.8        32.0%       28.0%
         United Drug                428        18.2        26.4%       20.0%
         Ryanair Holdings         4,541        28.6        28.6%       25.5%
         DCC                      1,106        11.6        21.5%       20.9%
         Galen Holdings           1,623        20.1        19.5%       30.0%
         Icon ADR                   418        22.0        41.9%       35.1%

------------
SOURCE - DAVY STOCKBROKERS AS AT END MAY 2002

CURRENT OUTLOOK

     The environment for investors remains difficult with markets firmly stuck in a trading range. On a positive note there is increasing evidence that the euro is entering a period of strength against the US dollar, which will benefit Fund shareholders. Irish stocks are attractively valued in comparison to international companies and should benefit from any upturn in global equity markets.

     Our focus remains to position the New Ireland Fund to participate in the growth offered by Ireland's established and emerging growth companies. The Fund retains a fully invested position.

     Sincerely,
     /S/ SIGNATURE PETER HOOPER
     Peter Hooper
     Chairman
     June 20, 2002

                 PORTFOLIO BY MARKET SECTOR AS OF APRIL 30, 2002
                           (PERCENTAGE OF NET ASSETS)

                               [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Computer Software and Services ...........  10.19%
Construction and Building Materials ......  15.85%
Consumer Goods  ..........................  13.75%
Financial ................................  15.45%
Food and Beverages .......................  17.96%
Leisure and Hotels .......................   7.73%
Other Assets .............................   3.26%
Pharmaceuticals ..........................   4.11%
Publishing and Printing ..................   1.62%
Telecommunications .......................   4.24%
Transportation ...........................   5.22%
Technology ...............................   0.62%


                 TOP 10 HOLDINGS BY ISSUER AS OF APRIL 30, 2002

HOLDING                        SECTOR                          % OF NET ASSETS
-------                        ------                          ---------------
Allied Irish Banks PLC         Financial                              13.50%
Kerry Group PLC, Series A      Food and Beverages                     13.48%
CRH PLC                        Construction and Building Materials    12.86%
Jury's Doyle Hotel Group PLC   Leisure and Hotels                      6.37%
Spectel PLC                    Computer Software and Services          6.01%
United Drug PLC                Consumer Goods                          5.50%
Ryanair Holdings PLC           Transportation                          5.22%
DCC PLC                        Consumer Goods                          4.42%
Galen Holdings PLC             Pharmaceuticals                         4.11%
ICON PLC- ADR                  Consumer Goods                          3.82%

THE NEW IRELAND FUND, INC.

PORTFOLIO HOLDINGS (UNAUDITED)
--------------------------------------------------------------------------------

April 30, 2002                                      Shares        Value (Note A)
--------------------------------------------------------------------------------


COMMON STOCKS (96.74%)

COMMON STOCKS OF IRISH COMPANIES (92.63%)

COMPUTER SOFTWARE AND SERVICES (10.19%)
   Datalex Corporation PLC*                        157,500    U.S. $     48,825
   Datalex Corporation PLC-ADR*
     (One ADR Represents Two Ordinary Shares)      345,000              211,382
   IONA Technologies PLC-ADR*                      169,300            2,056,995
   Riverdeep Group PLC-SPONSORED ADR*               25,000              502,750
   Spectel PLC+
   (8/4/00, 11/22/00, 11/30/01-Cost $2,699,475)  1,800,248            4,055,378
                                                                    -----------
                                                                      6,875,330
                                                                    -----------
CONSTRUCTION AND BUILDING MATERIALS (15.85%)
   CRH PLC                                         500,577            8,682,817
   Kingspan PLC                                    800,000            2,018,399
                                                                    -----------
                                                                     10,701,216
                                                                    -----------
CONSUMER GOODS (13.75%)
   DCC PLC                                         250,000            2,984,797
   ICON PLC-ADR*                                    85,000            2,581,450
   United Drug PLC                                 287,500            3,712,300
                                                                    -----------
                                                                      9,278,547
                                                                    -----------
FINANCIAL (15.45%)
   Allied Irish Banks PLC                          690,338            9,112,938
   FBD Holdings PLC                                260,000            1,311,959
                                                                    -----------
                                                                     10,424,897
                                                                    -----------
FOOD AND BEVERAGES (17.96%)
   Fyffes PLC                                    1,635,000            1,988,889
   Greencore PLC                                   352,568            1,038,843
   Kerry Group PLC, Series A                       659,750            9,095,568
                                                                    -----------
                                                                     12,123,300
                                                                    -----------
LEISURE AND HOTELS (7.73%)
   Jury's Doyle Hotel Group PLC                    431,792            4,299,282
   Power Leisure PLC                               186,365              915,208
                                                                    -----------
                                                                      5,214,490
                                                                    -----------
PUBLISHING AND PRINTING (1.62%)
   Independent News & Media PLC                    578,142            1,093,989
                                                                    -----------
TECHNOLOGY (0.62%)
   Horizon Technology Group PLC*                 1,359,817              416,599
                                                                    -----------

THE NEW IRELAND FUND, INC.

--------------------------------------------------------------------------------

April 30, 2002                                     Shares         Value (Note A)
--------------------------------------------------------------------------------


COMMON STOCKS OF IRISH COMPANIES (CONTINUED)

TELECOMMUNICATIONS (4.24%)
   Alphyra Group PLC*                              540,000    U.S. $  1,508,393
   Conduit PLC - Registered Shares GDR*            575,000            1,103,587
   Parthus Technologies PLC*                       625,000              250,473
   Twelve Horses Ltd.+
  (5/25/00-Cost $500,000)                          625,000                    0
                                                                    -----------
                                                                      2,862,453
                                                                    -----------
TRANSPORTATION (5.22%)
   Ryanair Holdings PLC*                           650,000            3,525,891
                                                                    -----------
TOTAL COMMON STOCKS OF IRISH COMPANIES
  (Cost U.S. $47,199,079)                                            62,516,712
                                                                    -----------

COMMON STOCKS OF UNITED KINGDOM COMPANIES (4.11%)
  (Cost U.S. $2,582,083)

PHARMACEUTICALS (4.11%)
   Galen Holdings PLC                              354,419            2,776,161
                                                                    -----------

TOTAL INVESTMENT COMPANIES BEFORE FOREIGN CURRENCY
ON DEPOSIT (Cost U.S. $49,781,162)                            U.S. $ 65,292,873
                                                                    -----------

                                                      FACE
FOREIGN CURRENCY ON DEPOSIT (0.21%)                   VALUE
   (Interest Bearing)                                -------
   British Pounds Sterling                  (pound)    521    U.S. $        759
   Euro                                        A   156,994              141,463
                                                                    -----------
TOTAL FOREIGN CURRENCY ON DEPOSIT
   (Cost $141,824)**                                                    142,222
                                                                    -----------

TOTAL INVESTMENTS - (96.95%)
   (Cost $49,922,986)                                                65,435,095
                                                                    -----------
OTHER ASSETS AND LIABILITIES (3.05%)                                  2,060,687
                                                                    -----------
NET ASSETS (100.00%)                                          U.S. $ 67,495,782
                                                                    ===========

--------------------------------------------------------------------------------
     *  Non-income producing security.
    **  Foreign currency held on deposit at the Bank of Ireland.
     + Not readily marketable and non-income producing security. Dates represent acquisition date.
   ADR  -American Depository Receipt traded in U.S. dollars
   GDR  -Global Depository Receipt traded in U.S. dollars

THE NEW IRELAND FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)
--------------------------------------------------------------------------------

April 30, 2002
--------------------------------------------------------------------------------


ASSETS:
   Investments, at value (Cost $49,781,162) (Note A)
       See accompanying schedule                            U.S. $65,292,873
   Cash                                                              396,281
   Foreign currency (Cost $141,824)                                  142,222
   Receivable for investment securities sold                       1,796,644
   Dividends receivable                                              120,609
   Prepaid expenses                                                   23,454
                                                                 -----------
       Total Assets                                               67,772,083
                                                                 -----------
LIABILITIES:
   Payable for Fund shares redeemed                                  127,161
   Investment advisory fee payable (Note B)                           40,707
   Directors' fees and expenses (Note C)                              23,965
   Administration fee payable (Note B)                                14,657
   Accrued audit fees payable                                         14,499
   Consulting fee payable (Note B)                                    13,071
   Custodian fees payable (Chase Manhattan Bank) (Note B)              5,793
   Transfer agent fees payable                                         5,641
   Custodian fees payable (Bank of Ireland) (Note B)                   5,000
   Accrued expenses and other payables                                25,807
                                                                 -----------
       Total Liabilities                                             276,301
                                                                 -----------
NET ASSETS                                                  U.S. $67,495,782
                                                                 ===========
AT APRIL 30, 2002 NET ASSETS CONSISTED OF:
   Common Stock, U.S. $.01 Par Value -
   Authorized 20,000,000 Shares;
   Issued and Outstanding 5,178,778 Shares                  U.S. $    51,788
   Additional Paid-in Capital                                     56,237,382
   Net Investment Loss                                              (168,792)
   Accumulated Net Realized Loss                                  (4,139,692)
   Unrealized Appreciation of Securities,
     Foreign Currency and Net Other Assets                        15,515,096
                                                                 -----------

TOTAL NET ASSETS                                            U.S. $67,495,782
                                                                 ===========

NET ASSET VALUE PER SHARE
   (Applicable to 5,178,778 outstanding shares)
   (authorized 20,000,0000 shares)

(U.S. $67,495,782 / 5,178,778)                              U.S. $     13.03
                                                                 ===========

                       See Notes to Financial Statements.

THE NEW IRELAND FUND, INC.

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

                                                        For the Six Months Ended
                                                              April 30, 2002
                                                               (unaudited)
--------------------------------------------------------------------------------


INVESTMENT INCOME
   Dividends (net of withholding taxes of U.S. $1,520)         U.S.  $  464,388
   Interest                                                               6,647
                                                                     ----------
TOTAL INVESTMENT INCOME                                                 471,035
                                                                     ----------
EXPENSES
   Investment advisory fee (Note B)                   249,890
   Administration fee (Note B)                         91,740
   Consulting fee (Note B)                             81,821
   Directors' fees and expenses (Note C)               46,117
   Printing fees                                       32,761
   Legal fees                                          13,885
   Custodian fees (Note B)                             10,488
   Other                                              112,955
                                                  -----------
TOTAL EXPENSES                                                          639,657
                                                                     ----------
NET INVESTMENT LOSS                                            U.S.  $ (168,622)
                                                                     ----------
REALIZED AND UNREALIZED GAIN/(LOSS) ON
  INVESTMENTS (NOTE D)
    Realized loss on:
    Securities transactions                        (4,089,878)
    Foreign currency transactions                     (28,590)
                                                  -----------
  Net realized loss on investments
    during the period                                                (4,118,468)
                                                                     ----------
   Net change in unrealized appreciation of:
    Securities                                      6,777,155
    Foreign currency and net other assets               5,026
                                                  -----------
  Net unrealized appreciation of investments
    during the period                                                 6,782,181
                                                                     ----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS                       2,663,713
                                                                     ----------
NET INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS                                             U.s.  $2,495,091
                                                                     ==========

                       See Notes to Financial Statements.

THE IRISH INVESTMENT FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS

-----------------------------------------------------------------------------------------

                                                    Six Months Ended
                                                     April 30, 2002        Year Ended
                                                       (unaudited)      October 31, 2001
-----------------------------------------------------------------------------------------

Net investment loss                             U.S.  $   (168,622)  U.S. $   (128,245)
Net realized gain/(loss) on investments                 (4,118,468)          3,890,036
Net unrealized appreciation/(depreciation)
   of investments, foreign currency holdings
   and net other assets                                  6,782,181         (23,497,275)
                                                      ------------        ------------
Net increase/(decrease) in net assets
   resulting from operations                             2,495,091         (19,735,484)

DISTRIBUTIONS TO SHAREHOLDERS FROM:

   Net investment income                                  (174,493)            (33,827)
   Net realized gains                                   (3,546,301)        (12,560,475)
                                                      ------------        ------------
Net decrease in net assets                              (1,225,703)        (32,329,786)
                                                      ------------        ------------
CAPITAL SHARE TRANSACTIONS:
   Value of 153,800 and 176,200 shares
     repurchased, respectively (Note F)                 (1,627,322)         (2,030,354)
   Value of shares issued to shareholders in
     connection with a stock distribution (Note E)       2,125,513           7,507,964
                                                      ------------        ------------
NET INCREASE IN NET ASSETS
   RESULTING FROM CAPITAL SHARE
   TRANSACTIONS                                            498,191           5,477,610
                                                      ------------        ------------
NET ASSETS
   Beginning of period                                  68,223,294          95,075,470
                                                      ------------        ------------
   End of period (Including net investment
     loss/undistributed net investment
     income of $(168,792) and
     $174,323, respectively)                    U.S.  $ 67,495,782   U.S. $ 68,223,294
                                                      ============        ============


                       See Notes to Financial Statements.

THE NEW IRELAND FUND, INC.

FINANCIAL HIGHLIGHTS (FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
--------------------------------------------------------------------------------

                               Six Months Ended                                   Year Ended October 31,
                                April 30, 2002     -------------------------------------------------------------------------------
                                  (unaudited)         2001             2000           1999            1998+           1997+
----------------------------------------------------------------------------------------------------------------------------------

Operating Performance:
Net Asset Value,
  Beginning of Period            U.S. $ 13.28     U.S. $ 20.06     U.S. $ 19.75    U.S. $ 21.36    U.S. $ 19.99    U.S. $ 16.90
                                      --------         --------         --------        --------        --------        --------
Net Investment Income/(Loss)            (0.03)           (0.02)            0.15            0.13            0.07            0.14
Net Realized and Unrealized
  Gain/(Loss) on Investments             0.53            (3.65)            1.59           (0.60)           2.07            3.53
                                      --------         --------         --------        --------        --------        --------
Net Increase/(Decrease) in
  Net Assets Resulting from
  Investment Operations                  0.50            (3.67)            1.74           (0.47)           2.14            3.67
                                      --------         --------         --------        --------        --------        --------
Distributions to Shareholders
  from:
  Net Investment Income                 (0.03)           (0.01)           (0.13)             --           (0.07)          (0.22)
  Net Realized Gains                    (0.69)           (2.65)           (1.60)          (1.14)          (0.70)          (0.36)
                                      --------         --------         --------        --------        --------        --------
Total from Distributions                (0.72)           (2.66)           (1.73)          (1.14)          (0.77)          (0.58)
                                      --------         --------         --------        --------        --------        --------
Anti-Dilutive/(Dilutive) Impact
  of Capital Share
  Transactions                          (0.03)+++        (0.45)++          0.30              --              --              --
                                      --------         --------         --------        --------        --------        --------
Net Asset Value,
  End of Period                  U.S. $ 13.03     U.S. $ 13.28     U.S. $ 20.06    U.S. $ 19.75    U.S. $ 21.36    U.S. $ 19.99
                                      ========         ========         ========        ========        ========        ========
Share Price, End of Period       U.S. $ 10.80     U.S. $ 11.02     U.S. $ 15.19    U.S. $ 16.38    U.S. $ 17.88    U.S. $ 15.75
                                      ========         ========         ========        ========        ========        ========
Total Investment Return(a)              3.78%           (23.76)%          13.27%          (2.79)%         11.68%          23.04%
                                      ========         ========         ========        ========        ========        ========
Total Investment Return(b)              4.57%           (12.73)%           3.43%          (3.30)%         18.42%          17.03%
                                      ========         ========         ========        ========        ========        ========

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net Assets,
  End of Period (000's)          U.S. $67,496     U.S. $68,223     U.S. $95,075    U.S. $98,916    U.S.$107,005    U.S.$100,121
Ratio of Net Investment
  Income/(Loss) to Average

  Net Assets                           (0.51)%          (0.16)%            0.70%           0.53%           0.33%           0.78%
Ratio of Operating Expenses
  to Average Net Assets                 1.92%            1.80%             1.42%           1.33%           1.37%           1.54%
Portfolio Turnover Rate                    7%              35%               34%             13%              9%             11%

(a) Based on share net asset value and reinvestment of distributions at the Net Asset Value on ex-date.

(b) Based on share net asset value and reinvestment of distributions at the price obtained under the Dividend Reinvestment and Cash Purchase Plan.

+ Per-share numbers have been calculated using the average share method, which more appropriately represents the per-share data for the year since the use of the undistributed income method did not accord with the results of operations.

++ Amount represents $0.08 per share impact for shares repurchased by the Fund under the Share Repurchase program and $(0.53) per share impact for the new shares issued as Capital Gain Stock Distriution.

+++ Amount represents $0.07 per share impact for shares repurchased by the Fund under the Share Repurchase Program and $(0.10) per share impact for the new shares issued as Capital Gain Stock Distribution.

                       See Notes to Financial Statements.

THE NEW IRELAND FUND, INC.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

     The New Ireland Fund, Inc. (the "Fund") was incorporated under the laws of the State of Maryland on December 14, 1989 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended.

A.   SIGNIFICANT ACCOUNTING POLICIES:

     The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

     SECURITY VALUATION: Securities listed on a stock exchange for which market quotations are readily available are valued at the closing prices on the date of valuation, or if no such closing prices are available, at the last bid price quoted on such day. If there are no such quotations available for the date of valuation, the last available closing price will be used. The value of securities and other assets for which no market quotations are readily available is determined in good faith at fair value using estimation methods approved by the Board of Directors. At April 30, 2002 the Fund held 6.0% of its net assets in securities valued in good faith by the Board of Directors with an aggregate cost of $3,199,475 and fair value of $4,055,378. Short-term securities that mature in 60 days or less are valued at amortized cost.

     DIVIDENDS AND DISTRIBUTIONS TO STOCKHOLDERS: The Fund intends to distribute to stockholders, at least annually, substantially all of its net income from dividends and interest payments and substantially all of its net realized capital gains, if any. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are due primarily to differing treatments of income and gains on various investment securities held by the Fund, timing differences and characterization of distributions made by the Fund.

     U.S. FEDERAL INCOME TAXES: It is the Fund's intention to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and distribute all of its taxable income within the prescribed time. It is also the intention of the Fund to make distributions in sufficient amounts to avoid Fund excise tax. Accordingly, no provision for U.S. Federal income taxes is required.

     CURRENCY TRANSLATION: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the bid price of such currencies against U.S. dollars last quoted by a major bank as follows: assets and liabilities at the closing rates of exchange on the valuation date; security transactions and investment income and expenses at the closing rates of exchange on the dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amount actually received.

THE NEW IRELAND FUND, INC.

--------------------------------------------------------------------------------


The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gains and losses on security transactions.

     FORWARD FOREIGN CURRENCY CONTRACTS: The Fund may enter into forward foreign currency contracts for non-trading purposes in order to protect investment securities and related receivables and payables against future changes in foreign currency exchange rates. Fluctuations in the value of such contracts are recorded as unrealized gains or losses; realized gains or losses include net gains or losses on contracts which have terminated by settlements or by entering into offsetting commitments. Risks associated with such contracts include movement in the value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform. There were no such contracts open in the Fund as of April 30, 2002.

     SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded as of the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends, if any are recorded at the fair market value of the securities received. Interest income is recorded on the accrual basis.

B.   MANAGEMENT SERVICES:

     The Fund has entered into an investment advisory agreement (the "Investment Advisory Agreement") with Bank of Ireland Asset Management (U.S.) Limited ("Bank of Ireland Asset Management"), an indirect wholly-owned subsidiary of The Governor and Company of the Bank of Ireland ("Bank of Ireland"). Under the Investment Advisory Agreement, the Fund pays a monthly fee at an annualized rate equal to 0.75% of the value of the average net assets of the Fund up to the first $100 million and 0.50% of the value of the average weekly net assets of the Fund on amounts in excess of $100 million.

     The Fund has entered into a Consulting Agreement with Salomon Brothers Asset Management Inc. (SBAM). Under this agreement, SBAM evaluates trends in the closed-end fund marketplace, and provides Fund management with future Fund development options and comparative fund analysis. In addition, SBAM provides investor services to existing and potential shareholders. The Fund pays SBAM an annual fee of $165,000 payable monthly.

     The Fund has entered into an administration agreement (the "Administration Agreement") with PFPC Inc. The Fund pays PFPC Inc. an annual fee of $185,000 payable monthly.

     The Fund has entered into an agreement with The Chase Manhattan Bank to serve as custodian of the Fund's assets held outside of Ireland. During the six months ended April 30, 2002, the Fund paid The Chase Manhattan Bank U.S. $4,500. Bank of Ireland serves as the Fund's custodian of the Fund's assets held in Ireland. During the six months ended April 30, 2002, the Fund paid U.S. $5,988 in custodian fees to Bank of Ireland.

     For the six months ended April 30, 2002, the Fund incurred total brokerage commissions of U.S. $19,429, of which U.S. $1,727 was paid to Davy Stockbrokers, an affiliate of Bank of Ireland Asset Management.

THE NEW IRELAND FUND, INC.

--------------------------------------------------------------------------------

C.   DIRECTORS FEES:

     The Fund currently pays each Director who is not a managing director, officer or employee of Bank of Ireland Asset Management or any affiliate thereof, an annual retainer of U.S. $11,500, plus U.S. $1,000 for each meeting of the Board of Directors or Committee of the Board attended in person or via telephone and any stockholder meeting attended in person not held on the same day as a meeting of the Board. The Fund pays the Chairman of the Board of Directors of the Fund an additional U.S. $13,500 annually. Each Director is reimbursed for travel and certain out-of-pocket expenses.

D.   PURCHASES AND SALES OF SECURITIES:

     The cost of purchases  and proceeds  from sales of  securities  for the six
months  ended  April  30,  2002,   excluding  U.S.   government  and  short-term
investments, aggregated U.S. $4,340,554 and U.S. $8,348,097, respectively.

     At April 30 2002, aggregate gross unrealized appreciation for all securities (excluding foreign currency on deposit) in which there was an excess value over tax cost was U.S. $25,134,464, and aggregate gross unrealized depreciation for all securities (excluding foreign currency on deposit) in which there was an excess of tax cost over value was U.S. $9,622,753. Also on this date, the tax cost of securities for Federal Income tax purposes is $49,781,162.

E.   COMMON STOCK:

     For the six months ended April 30, 2002, the Fund issued 196,443 shares in connection with stock Distribution in the amount of $2,125,513.

     For the year ended October 31, 2001, the Fund issued 572,035 shares in connection with stock Distribution in the amount of $7,507,964.

     On December 14, 1989, 9,000 shares of the Fund's common stock were issued to Bank of Ireland Asset Management. On April 30, 2002 Bank of Ireland held 9,000 shares representing 0.17% of the Fund's total issued shares.

F. SHARE REPURCHASE  PROGRAM:

     In accordance with Section 23(c) of the Investment Company Act of 1940, as amended, the Fund hereby gives notice that it may from time to time repurchase shares of the Fund in the open market at the option of the Board of Directors and upon such terms as the Directors shall determine.

     For the six months ended April 30, 2002, the Fund repurchased 153,800 (2.99% of the shares outstanding at October 31, 2001) of its shares for a total cost of $1,627,322, at a weighted average discount of 17.25% of net asset value.

     For the fiscal year ended October 31, 2001, the Fund repurchased 176,200 (3.72% of the shares outstanding at October 31, 2000) of its shares for a total cost of $2,030,354, at a weighted average discount of 17.42% of net asset value.

G.   MARKET CONCENTRATION:

     Because the Fund concentrates its investments in securities issued by corporations in Ireland, its portfolio may be subject to special risks and considerations typically not associated with investing in a broader range of domestic securities. In addition, the Fund is more susceptible to factors adversely affecting the Irish economy than a comparable fund not concentrated in these issuers to the same extent.

                  DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

                                   (UNAUDITED)
--------------------------------------------------------------------------------

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

     The Fund will distribute to stockholders, at least annually, substantially all of its net income from dividends and interest payments and expects to distribute substantially all its net realized capital gains annually. Pursuant to the Dividend Reinvestment and Cash Purchase Plan approved by the Fund's Board of Directors (the "Plan"), each stockholder will be deemed to have elected, unless American Stock Transfer & Trust Company (the "Plan Agent") is instructed otherwise by the stockholder in writing, to have all distributions automatically reinvested by the Plan Agent in Fund shares pursuant to the Plan. Distributions with respect to Fund shares registered in the name of a broker-dealer or other nominee (i.e., in "street name") will be reinvested by the broker or nominee in additional Fund shares under the Plan, unless the service is not provided by the broker or nominee or the stockholder elects to receive distributions in cash. Investors who own Fund shares registered in street name may not be able to transfer those shares to another broker-dealer and continue to participate in the Plan. These stockholders should consult their broker-dealer for details. Stockholders who do not participate in the Plan will receive all distributions in cash paid by check in U.S. dollars mailed directly to the stockholder by American Stock Transfer & Trust Company, as paying agent. Stockholders who do not wish to have distributions automatically reinvested should notify the Fund, in care of the Plan Agent for The Irish Investment Fund, Inc.

     The Plan Agent will serve as agent for the stockholders in administering the Plan. If the Directors of the Fund declare an income dividend or a capital gains distribution payable either in the Fund's common stock or in cash, as stockholders may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive common stock to be issued by the Fund. If the market price per share on the valuation date equals or exceeds net asset value per share on that date, the Fund will issue new shares to participants at net asset value or, if the net asset value is less than 95% of the market price on the valuation date, then at 95% of the market price. The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the New York Stock Exchange, Inc. ("New York Stock Exchange"), the next preceding trading day. If the net asset value exceeds the market price of Fund shares at such time, participants in the Plan will be deemed to have elected to receive shares of stock from the Fund, valued at market price on the valuation date. If the Fund should declare a dividend or capital gains distribution payable only in cash, the Plan Agent as agent for the participants, will buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, with the cash in respect of such dividend or distribution, for the participants' account on, or shortly after, the payment date.

     Participants in the Plan have the option of making additional cash payments to the Plan Agent, annually, in any amount from U.S. $100 to U.S. $3,000, for investment in the Fund's common stock. The Plan Agent will use all funds received from participants (as well as any dividends and capital gain distributions received in cash) to purchase Fund shares in the open market on or about January 15 of each year. Any voluntary cash payments received more than thirty days prior to such date will be returned by the Plan Agent, and interest will not be paid on any uninvested

                  DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

--------------------------------------------------------------------------------

cash payments. To avoid unnecessary cash accumulations and to allow ample time for receipt and processing by the Plan Agent, it is suggested that the participants send in voluntary cash payments to be received by the Plan Agent approximately ten days before January 15. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than forty-eight hours before such payment is to be invested.

     The Plan Agent maintains all stockholder accounts in the Plan and furnishes written confirmations of all transactions in the account, including information needed by stockholders for personal and U.S. Federal tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each stockholder's proxy will include those shares purchased pursuant to the Plan.

     In the case of stockholders such as banks, brokers or nominees who hold shares for beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the stockholder as representing the total amount registered in the stockholder's name and held for the account of beneficial owners who are participating in the Plan.

     There is no charge to participants for reinvesting dividends or capital gains distributions. The Plan Agent's fee for the handling of the reinvestment of dividends and distributions will be paid by the Fund. However, each participant's account will be charged a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends or capital gains distributions. A participant will also pay brokerage commissions incurred in purchases from voluntary cash payments made by the participant. Brokerage charges for purchasing small amounts of stock of individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, because the Plan Agent will be purchasing stock for all participants in blocks and prorating the lower commission thus attainable.

     The automatic reinvestment of dividends and distributions will not relieve participants of any U.S. Federal income tax which may be payable on such dividends or distributions.

     Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payment made and any dividend or distribution paid subsequent to notice of the change sent to all stockholders at least ninety days before the record date for such dividend or distribution. The Plan also may be amended or terminated by the Plan Agent with at least ninety days written notice to all stockholders. All correspondence concerning the Plan should be directed to the Plan Agent for The New Ireland Fund, Inc. in care of American Stock Transfer & Trust Company, 40 Wall Street, New York, New York, 10005, telephone number (718) 921-8283.

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

--------------------------------------------------------------------------------
                           THE NEW IRELAND FUND, INC.
                             DIRECTORS AND OFFICERS

                     Peter J. Hooper   - CHAIRMAN OF THE BOARD
                     James J. Boyle    - DIRECTOR
                     William P. Clark  - DIRECTOR
                     Denis Curran      - PRESIDENT AND DIRECTOR
                     Denis P. Kelleher - DIRECTOR
                     James M. Walton   - DIRECTOR
                     Richard H. Rose   - TREASURER
                     Hugh Carter       - ASSISTANT TREASURER
                     Linda J. Hoard    - SECRETARY

                          PRINCIPAL INVESTMENT ADVISOR
                 Bank of Ireland Asset Management (U.S.) Limited
                               75 Holly Hill Lane
                          Greenwich, Connecticut 06830

                                   CONSULTANT
                              Salomon Smith Barney
                           125 Broad Street, 9th Floor
                            New York, New York 10004

                                  ADMINISTRATOR
                                    PFPC Inc.
                               101 Federal Street
                           Boston, Massachusetts 02110

                                   CUSTODIANS
                                 Bank of Ireland
                               Lower Baggot Street
                                Dublin 2, Ireland

                              Chase Manhattan Bank
                            Global Investor Services
                      4 Chase Metro Tech Center 18th Floor
                            Brooklyn, New York 11245

                           SHAREHOLDER SERVICING AGENT
                     American Stock Transfer &Trust Company
                                 40 Wall Street
                            New York, New York 10005

                                  LEGAL COUNSEL
                               Sullivan & Cromwell
                                125 Broad Street
                            New York, New York 10004

                             INDEPENDENT ACCOUNTANTS
                           PricewaterhouseCoopers LLP
                               160 Federal Street
                                Boston, MA 02110

                                 CORRESPONDENCE

                   ALL CORRESPONDENCE SHOULD BE ADDRESSED TO:
                           The New Ireland Fund, Inc.
                                  C/0 PFPC Inc.
                               101 Federal Street
                                    6th Floor
                           Boston, Massachusetts 02110

                   TELEPHONE INQUIRIES SHOULD BE DIRECTED TO:
                        1-800-GO-TO-IRL (1-800-468-6475)
                                WEBSITE ADDRESS:
                             www.newirelandfund.com

                                       18

IR-QTR 01/02